EQ PREMIER VIP TRUST

EQ/Core Plus Bond Portfolio

SUPPLEMENT DATED JANUARY 7, 2022 TO THE SUMMARY PROSPECTUS, PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 2021, AS SUPPLEMENTED

This Supplement updates certain information contained in the Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”) dated May 1, 2021, as supplemented, of EQ Premier VIP Trust (the “Trust”). You should read this Supplement in conjunction with the Summary Prospectus, Prospectus and SAI and retain it for future reference. You may obtain these documents, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104, or you can view, print, and download the documents at the Trust’s website at www.equitable-funds.com.

The purpose of this Supplement is to provide you with information regarding a name change for a sub-adviser to an allocated portion of the EQ/Core Plus Bond Portfolio.

Effective January 1, 2022, AXA Investment Managers, Inc., a sub-adviser to an allocated portion of the EQ/Core Plus Bond Portfolio, was renamed AXA Investment Managers US Inc. All references to AXA Investment Managers, Inc. are deleted and replaced with AXA Investment Managers US Inc. (“AXA IM”) in the Summary Prospectus, Prospectus and SAI. AXA IM is an indirect wholly-owned subsidiary of AXA Investment Managers, S.A., which is a wholly-owned subsidiary of the AXA Group.